EXECUTION VERSION

Exhibit 10.01

CONSENT, WAIVER AND THIRD AMENDMENT, dated as of June 22, 2017 (this “Amendment”), to the CREDIT AGREEMENT, dated as of November 14, 2014, as amended by the First Amendment, dated as of March 9, 2015 and amended by the Second Amendment, dated as of February 19, 2016 (as further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., an exempted limited company incorporated under the laws of Bermuda (“Borrower”), TIME WARNER INC., a Delaware corporation (“Time Warner” or “Guarantor”), the several banks and other financial institutions from time to time party thereto (the “Lenders”) and BNP PARIBAS, as administrative agent (the “Administrative Agent”).
WHEREAS, the Lenders under the Existing Credit Agreement have previously extended credit to Borrower under the Existing Credit Agreement;
WHEREAS, Guarantor and the Subsidiary Guarantors have entered into the Guarantee in connection with the Existing Credit Agreement;
WHEREAS, pursuant to the Agreement and Plan of Merger dated as of October 22, 2016 (as the same may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), among Guarantor, AT&T Inc., a Delaware corporation (“AT&T”), West Merger Sub, Inc., a Delaware corporation (“Merger Sub Corp”), and West Merger Sub II, LLC, a Delaware limited liability company (including as it may be renamed in connection with the AT&T Transactions (as defined below), “Merger Sub LLC”), Merger Sub Corp will merge with and into Guarantor (the “Initial Merger”), and at the effective time of the Initial Merger (the “First Effective Time”), the separate corporate existence of Merger Sub Corp will cease and Guarantor will continue as the surviving corporation in the Initial Merger and a wholly-owned subsidiary of AT&T;
WHEREAS, pursuant to the Merger Agreement, immediately following the First Effective Time, Guarantor, as the surviving corporation in the Initial Merger, will merge with and into Merger Sub LLC (the “Subsequent Merger” and, together with the Initial Merger, the “AT&T Transactions”), and at the effective time of the Subsequent Merger, the separate corporate existence of Guarantor will cease and Merger Sub LLC will continue as the surviving company in the Subsequent Merger and a wholly-owned subsidiary of AT&T;
WHEREAS, Guarantor has requested that the Lenders (a) consent to the AT&T Transactions and waive any Default or Event of Default that may solely arise as a result of the AT&T Transactions and (b) agree to amend the Existing Credit Agreement to permit the Loans made to Borrower pursuant to the Existing Credit Agreement to remain outstanding following the consummation of the AT&T Transactions, on the terms and subject to the conditions set forth in the Existing Credit Agreement as amended hereby, and to effect certain other changes to the Existing Credit Agreement as set forth herein; and
WHEREAS, each Lender party hereto is willing to grant such consent and waiver and agree to such amendments and certain other changes, in each case on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Existing Credit Agreement.
SECTION 2.     Consent and Waiver. Each Lender party hereto hereby consents to the AT&T Transactions and hereby waives any Default or Event of Default that may solely arise as a result of the AT&T Transactions within one year following the consummation of the AT&T Transactions, in each case so long as the AT&T Transactions are consummated on or prior to the Termination Date (as defined in the Merger Agreement).
SECTION 3.     Amendment of the Existing Credit Agreement. Effective as of the Third Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows (the Existing Credit Agreement, as so amended, being referred to herein as the “Credit Agreement”):
(a)     Section 1.01 of the Existing Credit Agreement is hereby amended by:
(i)     inserting the following new defined terms in appropriate alphabetical order:
“AT&T Termination Date” means the “Termination Date”, as such term is defined in the Agreement and Plan of Merger dated as of October 22, 2016, among Guarantor, AT&T Inc., a Delaware corporation, West Merger Sub, Inc., a Delaware corporation, and West Merger Sub II, LLC, a Delaware limited liability company, as the same may be amended, supplemented or otherwise modified from time to time.
“AT&T Transactions” has the meaning assigned to such term in the Third Amendment, so long as the AT&T Transactions are consummated on or prior to the AT&T Termination Date.

(ii)     amending the definition of “Applicable Rate” by (A) inserting the parenthetical “(or, following the consummation of the AT&T Transactions, Fitch)” in the first paragraph thereof immediately after the word “Moody’s”, (B) inserting “& Fitch” immediately following “S&P” in the heading of the first column in the ratings-based rate grid and (C) replacing the final paragraph thereof with the following:
“For purposes of determining the Applicable Rate (A) if, prior to the consummation of the AT&T Transactions, either Moody’s or S&P shall not have in effect a relevant Rating (other than by reason of the circumstances referred to in clause (D) of this definition), then the Rating assigned by the other rating agency shall be used; (B) if the relevant Ratings assigned by Moody’s (or, following the consummation of the AT&T Transactions, Fitch) and S&P shall fall within different Categories, the Applicable Rate shall be based on the higher of the two Ratings unless one of the two Ratings is two or more Categories lower than the other, in which case the Applicable Rate shall be determined by reference to the Category next below that of the higher of the two Ratings; (C) if, following the consummation of the AT&T Transactions, either Fitch or S&P shall not have in effect a relevant Rating (other than by reason of the circumstances referred to in clause (D) of this definition), then the Rating assigned by the other rating agency shall be used; (D) if any rating agency shall cease to assign a relevant Rating solely because Time Warner elects not to participate or otherwise cooperate in the ratings process of such rating agency, the Applicable Rate shall not be less than that in effect immediately before such rating agency’s Rating for Time Warner became unavailable; and (E) if the relevant Ratings assigned by Moody’s, S&P or Fitch shall be changed (other than as a result of a change in the rating system of Moody’s, S&P or Fitch), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If (a) the rating system of Moody’s, S&P or Fitch shall change, (b) each of Moody’s and S&P and, following the consummation of the AT&T Transactions, Fitch shall not have in effect a relevant Rating (other than by reason of the circumstances referred to in clause (D) of this definition) or (c) any applicable rating agency shall cease to be in the business of rating corporate debt obligations, Time Warner and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency, and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.”
(iii)     amending and restating the following definitions in their respective entireties to read as follows:
“Change in Control” means a Person or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act), other than, following the consummation of the AT&T Transactions, AT&T Inc. and its Subsidiaries and their respective successors and assigns, acquiring or having beneficial ownership (it being understood that a tender of shares or other equity interests shall not be deemed acquired or giving beneficial ownership until such shares or other equity interests shall have been accepted for payment) of securities (or options to purchase securities) having a majority or more of the ordinary voting power of Guarantor (including options to acquire such voting power).
“Defaulting Lender” means any Lender that (a) shall have become the subject of a bankruptcy or insolvency proceeding, or shall have taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding; (b) shall have had a receiver, conservator, trustee or custodian appointed for it, or shall have taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such appointment, or shall have a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any such proceeding or appointment; or (c) shall have become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition by a Governmental Authority or an instrumentality thereof of any equity interest in such Lender or a parent company thereof.
“S&P” means S&P Global Ratings.
“Third Amendment” means the Consent, Waiver and Third Amendment to this Agreement, dated as of June 22, 2017.
“Time Warner” or “Guarantor” has the meaning assigned to such term in the preamble of this Agreement; provided, however, that following the consummation of the AT&T Transactions, “Time Warner” or “Guarantor” shall mean West Merger Sub II, LLC, a Delaware limited liability company, as it may be renamed in connection with the AT&T Transactions, as the successor to Time Warner Inc.
(iv)     amending the definition of “Material Subsidiary” by replacing the phrase “filed with the SEC” in each of clauses (a), (b) and (c) thereof with the phrase “furnished hereunder”.
(b)     Section 1.04 of the Existing Credit Agreement is hereby amended by inserting the following at the end of the first sentence thereof: “; provided further that whether a lease constitutes a capital lease or an operating lease shall be determined based on GAAP as in effect on the date of this Agreement, notwithstanding any modification or interpretative change thereto after the date of this Agreement, unless Guarantor elects otherwise prior to the effective date of such modification or interpretative change in GAAP by notice to the Administrative Agent”.
(c)     Section 2.10 of the Existing Credit Agreement is hereby amended by replacing “November 1, 2017” in each of clauses (a) and (b) thereof with “August 1, 2017”.
(d)     Section 3.02 of the Existing Credit Agreement is hereby amended by inserting the phrase “or other organizational” immediately following the phrase “The Transactions are within the Credit Parties’ corporate” and the phrase “have been duly authorized by all necessary corporate”.
(e)     Section 5.01(a) of the Existing Credit Agreement is hereby amended by inserting the following at the end thereof: “provided further that, following the consummation of the AT&T Transactions, the financial statements required to be furnished pursuant to this clause (a) need not be audited, shall present income taxes on a basis consistent with being a wholly-owned subsidiary (including, where appropriate, reflecting the proportionate allocation of items determined on a consolidated, unitary or combined basis), need not contain a statement of stockholders’ equity and may contain limited footnote disclosure and shall be certified by one of Guarantor’s Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Guarantor and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied (unless otherwise provided herein);”.

(f)     Section 5.01(b) of the Existing Credit Agreement is hereby amended by (A) replacing “60 days” with “70 days” and (B) inserting the following at the end thereof: “provided further that, following the consummation of the AT&T Transactions, the financial statements required to be furnished pursuant to this clause (b) need not contain a statement of stockholders’ equity and shall present income taxes on a basis consistent with being a wholly-owned subsidiary (including, where appropriate, reflecting the proportionate allocation of items determined on a consolidated, unitary or combined basis);”.
(g)     Section 5.01(c) of the Existing Credit Agreement is hereby amended by inserting the following at the end thereof: “provided that, so long as the Time Warner Credit Agreement remains in effect and each Lender shall be a lender thereunder, Guarantor shall not be required to furnish such certificate”.
(h)     Section 5.01(d) of the Existing Credit Agreement is hereby amended by inserting the following at the end thereof: “provided that, following the consummation of the AT&T Transactions, Guarantor shall not be required to furnish copies of any periodic and other reports, proxy statements and other materials distributed by Guarantor to its security holders generally, unless such reports, proxy statements and other materials are filed with the SEC or with any national securities exchange;”.
(i)     Section 5.01(g) of the Existing Credit Agreement is hereby amended by replacing the clause “(without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit)” with the following clause: “(except with respect to the financial statements for the fiscal year ended December 31, 2017 relating to Borrower’s ability to repay at maturity in November 2018 or refinance this Agreement, without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit)”.
(j)     Section 6.04(a) of the Existing Credit Agreement is hereby amended by inserting the following at the end thereof: “; provided further that any merger, consolidation, sale, transfer, lease or other disposition by Guarantor consummated in connection with the AT&T Transactions on or prior to the AT&T Termination Date shall be permitted under this Section 6.04(a)” at the end thereof.
(k)     Section 6.07 of the Existing Credit Agreement is hereby amended by (A) designating clause (e) thereof as clause (f) thereof, (B) designating clause (d) thereof as clause (e) thereof and (C) inserting as a new clause (d) thereof “(d) transactions between Guarantor or any of its Restricted Subsidiaries, on the one hand, and AT&T Inc. or any of its Subsidiaries, on the other hand,”.
(l)     Section 9.04(a) of the Existing Credit Agreement is hereby amended by inserting the following at the end of the first sentence thereof: “, other than, in the case of Guarantor, as a matter of law upon the consummation of the AT&T Transactions”.
(m)     Section 9.15 of the Existing Credit Agreement is hereby amended by inserting the following sentence at the end thereof: “Guarantor shall use its commercially reasonably efforts to provide the Administrative Agent, prior to or promptly following the consummation of the AT&T Transactions, with customary “know your customer” information regarding West Merger Sub II, LLC as may be reasonably requested by the Administrative Agent.”.
(n)     The Existing Credit Agreement is hereby amended by inserting the following new section at the end thereof:
“SECTION 9.17. Post-AT&T Transactions Deliveries. Promptly following the consummation of the AT&T Transactions, and in any event within 30 days thereof, Time Warner shall deliver to the Administrative Agent (a) an assumption agreement (the “Assumption Agreement”) in substantially the form of Exhibit D; (b) a good standing certificate of Time Warner as of a recent date; (c) a customary secretary’s certificate, attaching (i) the certificate of incorporation, certificate of formation or other organizational document of Time Warner, (ii) the by-laws, operating agreement or other governing document of Time Warner, (iii) the written consent or resolutions authorizing the Assumption Agreement and (iv) an incumbency certificate or attestation; and (d) a customary opinion of counsel  to Time Warner with respect to the Assumption Agreement.”
(o)     The Existing Credit Agreement is hereby amended by inserting the form of Exhibit D attached hereto as Exhibit D to the Existing Credit Agreement.
SECTION 4.     Representations and Warranties. (a) Each of Borrower and Guarantor, as applicable, hereby represents and warrants as to itself only (and not as to the other) that (i) this Amendment is within such Person’s corporate powers and has been duly authorized by all necessary corporate and, if required, stockholder action of such Person, (ii) this Amendment has been duly executed and delivered by such Person, (iii) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (iv) as of the date hereof, no Default or Event of Default has occurred and is continuing (provided that Guarantor is only making this representation on behalf of itself and its Restricted Subsidiaries and the Defaults or Events of Default attributable to itself and its Restricted Subsidiaries and not with respect to any Defaults or Events of Default attributable to Borrower and its Subsidiaries, and Borrower is only making this representation on behalf of itself and its Subsidiaries and the Defaults or Events of Default attributable to itself and its Subsidiaries and not with respect to any Defaults or Events of Default attributable to Guarantor and its Restricted Subsidiaries) and (v) the representations and warranties of such Person set forth in Article III of the Existing Credit Agreement (including, for the avoidance of doubt, Section 3.04(c), but the reference to December 31, 2014 therein shall be deemed to be December 31, 2016) and in the other Credit Documents are true and correct in all material respects (unless any such representation of warranty is already qualified by materiality, in which case, such representation or warranty is true and correct in all respects) on and as of the date hereof, with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (unless any such representation of warranty is already qualified by materiality, in which case, such representation or warranty is true and correct in all respects) as of such earlier date. Borrower represents and warrants that since December 31, 2016, there has been no material adverse change in the business, assets, operations or financial condition of Borrower and its consolidated subsidiaries, taken as a whole.
SECTION 5.     Effectiveness. This Amendment shall become effective as of the first date (the “Third Amendment Effective Date”) on which:
(a)     the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of Borrower, Guarantor and Lenders constituting Required Lenders;

(b)     the Administrative Agent shall have received an Acknowledgment and Consent, substantially in the form of Annex I hereto, duly executed and delivered by each party thereto; and
(c)     the Administrative Agent shall have received a copy of amendments in substantially the form as this Amendment to the Credit Agreement, dated as of September 30, 2015, among the Borrower, Guarantor, the lenders party thereto and BNP Paribas, as Administrative Agent (except for the inclusion of customary EU bail-in provisions in such amendment) and the Credit Agreement, dated as of February 19, 2016, among CME BV, Borrower, Guarantor, the lenders party thereto and BNP Paribas, as Administrative Agent, each duly executed by the parties thereto,
The Administrative Agent shall notify Borrower, Guarantor, CME BV and the Lenders of the Third Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 6.     Costs and Expenses. Guarantor and/or Borrower shall pay all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Amendment to the extent required by Section 9.03 of the Existing Credit Agreement.
SECTION 7.     Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Credit Document in similar or different circumstances.
(b)     Each Credit Party agrees that all of its obligations, liabilities and indebtedness under each Credit Document, including guarantee obligations under the Guarantee, shall remain in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to this Amendment.
(c)     On and after the Third Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Existing Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Credit Document shall be deemed to be a reference to the Existing Credit Agreement as amended hereby.
SECTION 8.     Interpretation. This Amendment shall constitute a Credit Document for the purposes of the Credit Agreement and the other Credit Documents.
SECTION 9.     Governing Law; Jurisdiction; Consent to Service of Process.
(a)     This Amendment shall be construed in accordance with and governed by the law of the State of New York.
(b)     Each party to this Amendment hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Credit Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(c)     Each party to this Amendment hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section 9. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)     Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Existing Credit Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.
SECTION 10.     Miscellaneous. Sections 9.01, 9.04(a), 9.05, 9.06, 9.07, 9.10, 9.11 and 9.13 of the Existing Credit Agreement shall be applicable to this Amendment as though set forth herein, mutatis mutandis.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., as Borrower
By:	/s/ David Sturgeon Name: David Sturgeon Title: Chief Financial Officer

[Signature Page to Third Amendment]

TIME WARNER INC., as Guarantor
By:	/s/ Edward B. Ruggiero Name: Edward B. Ruggiero Title: Senior Vice President & Treasurer

[Signature Page to Third Amendment]

BNP PARIBAS, as Administrative Agent and as a Lender
By:	/s/ Nicole Rodriguez Name: Nicole Rodriguez Title: Director

By:	/s/ Gregoire Poussard Name: Gregoire Poussard Title: Vice President

[Signature Page to Third Amendment]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender
By:	/s/ Bruno Pezy Name: Bruno PEZY Title: Managing Director

By:	/s/ Charlotte de Parseval Name: Charlotte de PARSEVAL Title: Vice President

[Signature Page to Third Amendment]

SOCIÉTÉ GENERALE, as a Lender
By:	/s/ Shelley Yu Name: Shelley Yu Title: Director

[Signature Page to Third Amendment]

MIZUHO BANK, LTD, as a Lender
By:	/s/ Daniel Guevara Name: Daniel Guevara Title: Authorized Signatory

[Signature Page to Third Amendment]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:	/s/ James D. Weinstein Name: James D. Weinstein Title: Managing Director

[Signature Page to Third Amendment]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender
By:	/s/ Matthew Antioco Name: Matthew Antioco Title: Vice President

[Signature Page to Third Amendment]

ANNEX I TO
THIRD AMENDMENT

ACKNOWLEDGMENT AND CONSENT
Reference is made to the
CONSENT, WAIVER AND THIRD AMENDMENT, dated as of June 22, 2017 (the “Amendment”), to the CREDIT AGREEMENT, dated as of November 14, 2014, as amended by the First Amendment, dated as of March 9, 2015 and amended by the Second Amendment, dated as of February 19, 2016 (as further amended by the Amendment, the “Credit Agreement”), among CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., an exempted limited company incorporated under the laws of Bermuda, TIME WARNER INC., a Delaware corporation, the several banks and other financial institutions from time to time party thereto (the “Lenders”) and BNP PARIBAS, as administrative agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
Guarantor and each of the Subsidiary Guarantors hereby (a) consent to the transactions contemplated by the Amendment and (b) acknowledge and agree that the guarantees made by such party contained in the Guarantee are, and shall remain, in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to the Amendment.
CME BV hereby (a) consents to the transactions contemplated by the Amendment and (b) acknowledges and agrees that the guarantees contained in the CME BV Guarantee are, and shall remain, in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to the Amendment.

A-I-1

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the date first written above.

TIME WARNER INC., as Guarantor
By:	Name: Edward B. Ruggiero Title: Senior Vice President & Treasurer

HISTORIC TW INC., as Subsidiary Guarantor
By:	Name: Edward B. Ruggiero Title: Senior Vice President & Treasurer

TURNER BROADCASTING SYSTEM, INC., as Subsidiary Guarantor
By:	Name: Edward B. Ruggiero Title: Senior Vice President & Assistant Treasurer

HOME BOX OFFICE INC., as Subsidiary Guarantor
By:	Name: Edward B. Ruggiero Title: Senior Vice President & Assistant Treasurer

[Signature Page to Acknowledgment]

CME Media Enterprises B.V.
By:	Name: Gerben van den Berg Title: Attorney for Alphons van Spaendonck, Managing Director

By:	Name: Pan-Invest B.V. Represented by: Dennis Kramer Title: Managing Director

[Signature Page to Acknowledgment]

EXHIBIT D

FORM OF ASSUMPTION AGREEMENT
Reference is made to the
CREDIT AGREEMENT, dated as of November 14, 2014, as amended by the FIRST AMENDMENT, dated as of March 9, 2015, as amended by the SECOND AMENDMENT, dated as of February 19, 2016 and as amended by the CONSENT, WAIVER AND THIRD AMENDMENT, dated as of June 22, 2017 (as further amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., an exempted limited company incorporated under the laws of Bermuda, TIME WARNER INC., a Delaware corporation (“Time Warner”), the several banks and other financial institutions from time to time party thereto and BNP PARIBAS, as administrative agent (the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings given in the Credit Agreement.
Pursuant to an Agreement and Plan of Merger, dated as of October 22, 2016 (the “Merger Agreement”), by and among Time Warner Inc., AT&T Inc., West Merger Sub, Inc. and [West Merger Sub II, LLC] (“Successor Time Warner”), Successor Time Warner filed a certificate of merger with the Secretary of State of the State of Delaware, pursuant to which Time Warner Inc. merged with and into Successor Time Warner, with Successor Time Warner being the surviving corporation (the “Merger”).
This Assumption Agreement is being delivered pursuant to Section 9.17 of the Credit Agreement to evidence the assumption by Successor Time Warner of all of the obligations of Time Warner Inc. under the Credit Agreement, the Time Warner Guarantee and the other Credit Documents and to provide for the substitution of Successor Time Warner for Time Warner Inc. under the Credit Agreement, the Time Warner Guarantee and the other Credit Documents. Accordingly, Successor Time Warner hereby agrees as follows:
Section 1. Assumption. Without limiting the assumption of the obligations of Time Warner Inc. by Successor Time Warner that occurs by operation of law upon consummation of the Merger, effective as of the effective time of consummation of the Merger, Successor Time Warner hereby (i) agrees that references to Time Warner Inc. under the Credit Agreement, the Time Warner Guarantee and the other Credit Documents shall be references to Successor Time Warner, as successor to Time Warner Inc. pursuant to the Merger, and (ii) acknowledges and agrees that it has assumed of all the rights, liabilities and obligations of Time Warner under the Credit Agreement, the Time Warner Guarantee and the other Credit Documents and hereby acknowledges and agrees that it shall be unconditionally bound by all the provisions of the Credit Agreement, the Time Warner Guarantee and the other Credit Documents as “Time Warner” or a “Credit Party” (as applicable) thereunder.
Section 2. Representations and Warranties. Without limiting the generality of the foregoing, Successor Time Warner hereby represents and warrants to the Administrative Agent that:

(i)    Successor Time Warner is duly organized, validly existing and in good standing under the laws of the State of Delaware. Successor Time Warner has all requisite power and authority under its organizational documents to carry on its business as now conducted;

(ii)    This Assumption Agreement has been duly executed and delivered by Successor Time Warner and constitutes a legal, valid and binding obligation of Successor Time Warner, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(iii)    the representations and warranties made by Time Warner Inc. in Article III of the Credit Agreement (except for the representations and warranties in Section 3.04(c), 3.06 and 3.10) and in the other Credit Documents are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.
Section 3. Miscellaneous.

3.01 Notices. As of the date hereof, all notices to Time Warner pursuant to the Credit Agreement should be directed to Successor Time Warner at the following address:

[_________________________]

3.02 Amendments, Etc. Except as otherwise expressly provided in this Assumption Agreement, any provision of this Assumption Agreement may be modified or supplemented only by an instrument in writing signed by Successor Time Warner and the Administrative Agent.

3.03	Governing Law; Jurisdiction; Consent to Service of Process.
(a)     This Assumption Agreement shall be construed in accordance with and governed by the law of the State of New York.
(b)     Each party to this Assumption Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Credit Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

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(c)     Each party to this Assumption Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section 3.03. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)     Each party to this Assumption Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Assumption Agreement will affect the right of any party to this Assumption Agreement to serve process in any other manner permitted by law.
3.04 Miscellaneous. Sections 9.01, 9.04(a), 9.05, 9.06, 9.07, 9.10, 9.11 and 9.13 of the Credit Agreement shall be applicable to this Assumption Agreement as though set forth herein, mutatis mutandis.

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IN WITNESS WHEREOF, Successor Time Warner has caused this Assumption Agreement to be duly executed by an authorized officer as of the date first above written.

[WEST MERGER SUB II, LLC], as Successor Time Warner,
By:	Name: Title:

Accepted and Agreed:

BNP PARIBAS, as Administrative Agent
By:	Name: Title:

By:	Name: Title:

[Signature Page to Assumption Agreement]